T. Rowe Price Institutional High Yield Fund

Supplement to Summary Prospectus Dated October 1, 2014

Effective immediately, Mark J. Vaselkiv will replace Paul A. Karpers as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee.

On page 5, the portfolio manager table under “Management” is revised as follows:

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Mark J. Vaselkiv	Chairman of Investment Advisory Committee	2015	1988
The date of this supplement is July 8, 2015.

E137-041-S 7/8/15